                                                                      Exhibit 24


                      GRADISON-McDONALD CASH RESERVES TRUST
                              GRADISON GROWTH TRUST
                            GRADISON CUSTODIAN TRUST
                   GRADISON-McDONALD MUNICIPAL CUSTODIAN TRUST

                   Power of Attorney of Trustees and Officers
                   ------------------------------------------


The undersigned, Officer and/or Trustee of the above named Trusts (the "Trusts"), which have filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the provisions of the Investment Company Act of 1940, as amended, Registration Statements on Form N-1 or N-1A (which together with any and all subsequent amendments, including post-effective amendments, thereto are hereinafter called the "Registration Statements") for the principal purpose of registering the public offering by the Trusts of shares of beneficial interest of their series, hereby constitutes and appoints Paul J. Weston, Donald E. Weston, Bradley E. Turner, Richard M. Wachterman, John J. Discepoli, Mark A. Frietch, C. Stephen Wesselkamper, Stephen
C. Dilbone, and Robert Zutz, and each of them, with full power of substitution or resubstitution, the attorney or attorneys to execute and file on behalf of the undersigned in his or her capacity as Officer and/or Trustee of the Trusts, the Registration Statements as aforesaid, and any and all exhibits, applications and other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he or she could do if personally present, hereby ratifying and approving the acts of said attorneys or any of them and any such substitute.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 2nd of December, 1997.


/s/ Theodore H. Emmerich

                      GRADISON-McDONALD CASH RESERVES TRUST
                              GRADISON GROWTH TRUST
                            GRADISON CUSTODIAN TRUST
                   GRADISON-McDONALD MUNICIPAL CUSTODIAN TRUST

                   Power of Attorney of Trustees and Officers
                   ------------------------------------------


The undersigned, Officer and/or Trustee of the above named Trusts (the "Trusts"), which have filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the provisions of the Investment Company Act of 1940, as amended, Registration Statements on Form N-1 or N-1A (which together with any and all subsequent amendments, including post-effective amendments, thereto are hereinafter called the "Registration Statements") for the principal purpose of registering the public offering by the Trusts of shares of beneficial interest of their series, hereby constitutes and appoints Paul J. Weston, Donald E. Weston, Bradley E. Turner, Richard M. Wachterman, John J. Discepoli, Mark A. Frietch, C. Stephen Wesselkamper, Stephen
C. Dilbone, and Robert Zutz, and each of them, with full power of substitution or resubstitution, the attorney or attorneys to execute and file on behalf of the undersigned in his or her capacity as Officer and/or Trustee of the Trusts, the Registration Statements as aforesaid, and any and all exhibits, applications and other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he or she could do if personally present, hereby ratifying and approving the acts of said attorneys or any of them and any such substitute.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 2nd of December, 1997.


/s/ Jerome E. Schnee

                      GRADISON-McDONALD CASH RESERVES TRUST
                              GRADISON GROWTH TRUST
                            GRADISON CUSTODIAN TRUST
                   GRADISON-McDONALD MUNICIPAL CUSTODIAN TRUST

                   Power of Attorney of Trustees and Officers
                   ------------------------------------------


The undersigned, Officer and/or Trustee of the above named Trusts (the "Trusts"), which have filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the provisions of the Investment Company Act of 1940, as amended, Registration Statements on Form N-1 or N-1A (which together with any and all subsequent amendments, including post-effective amendments, thereto are hereinafter called the "Registration Statements") for the principal purpose of registering the public offering by the Trusts of shares of beneficial interest of their series, hereby constitutes and appoints Paul J. Weston, Donald E. Weston, Bradley E. Turner, Richard M. Wachterman, John J. Discepoli, Mark A. Frietch, C. Stephen Wesselkamper, Stephen
C. Dilbone, and Robert Zutz, and each of them, with full power of substitution or resubstitution, the attorney or attorneys to execute and file on behalf of the undersigned in his or her capacity as Officer and/or Trustee of the Trusts, the Registration Statements as aforesaid, and any and all exhibits, applications and other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he or she could do if personally present, hereby ratifying and approving the acts of said attorneys or any of them and any such substitute.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 2nd of December, 1997.


/s/ D.J. Castellini

                      GRADISON-McDONALD CASH RESERVES TRUST
                              GRADISON GROWTH TRUST
                            GRADISON CUSTODIAN TRUST
                   GRADISON-McDONALD MUNICIPAL CUSTODIAN TRUST

                   Power of Attorney of Trustees and Officers
                   ------------------------------------------


The undersigned, Officer and/or Trustee of the above named Trusts (the "Trusts"), which have filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the provisions of the Investment Company Act of 1940, as amended, Registration Statements on Form N-1 or N-1A (which together with any and all subsequent amendments, including post-effective amendments, thereto are hereinafter called the "Registration Statements") for the principal purpose of registering the public offering by the Trusts of shares of beneficial interest of their series, hereby constitutes and appoints Paul J. Weston, Donald E. Weston, Bradley E. Turner, Richard M. Wachterman, John J. Discepoli, Mark A. Frietch, C. Stephen Wesselkamper, Stephen
C. Dilbone, and Robert Zutz, and each of them, with full power of substitution or resubstitution, the attorney or attorneys to execute and file on behalf of the undersigned in his or her capacity as Officer and/or Trustee of the Trusts, the Registration Statements as aforesaid, and any and all exhibits, applications and other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he or she could do if personally present, hereby ratifying and approving the acts of said attorneys or any of them and any such substitute.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 3rd of December, 1997.


/s/ Donald E. Weston

                      GRADISON-McDONALD CASH RESERVES TRUST
                              GRADISON GROWTH TRUST
                            GRADISON CUSTODIAN TRUST
                   GRADISON-McDONALD MUNICIPAL CUSTODIAN TRUST

                   Power of Attorney of Trustees and Officers
                   ------------------------------------------


The undersigned, Officer and/or Trustee of the above named Trusts (the "Trusts"), which have filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the provisions of the Investment Company Act of 1940, as amended, Registration Statements on Form N-1 or N-1A (which together with any and all subsequent amendments, including post-effective amendments, thereto are hereinafter called the "Registration Statements") for the principal purpose of registering the public offering by the Trusts of shares of beneficial interest of their series, hereby constitutes and appoints Paul J. Weston, Donald E. Weston, Bradley E. Turner, Richard M. Wachterman, John J. Discepoli, Mark A. Frietch, C. Stephen Wesselkamper, Stephen
C. Dilbone, and Robert Zutz, and each of them, with full power of substitution or resubstitution, the attorney or attorneys to execute and file on behalf of the undersigned in his or her capacity as Officer and/or Trustee of the Trusts, the Registration Statements as aforesaid, and any and all exhibits, applications and other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he or she could do if personally present, hereby ratifying and approving the acts of said attorneys or any of them and any such substitute.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 8th of December 1997.


Richard A. Rankin

                      GRADISON-McDONALD CASH RESERVES TRUST
                              GRADISON GROWTH TRUST
                            GRADISON CUSTODIAN TRUST
                   GRADISON-McDONALD MUNICIPAL CUSTODIAN TRUST

                   Power of Attorney of Trustees and Officers
                   ------------------------------------------


The undersigned, Officer and/or Trustee of the above named Trusts (the "Trusts"), which have filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the provisions of the Investment Company Act of 1940, as amended, Registration Statements on Form N-1 or N-1A (which together with any and all subsequent amendments, including post-effective amendments, thereto are hereinafter called the "Registration Statements") for the principal purpose of registering the public offering by the Trusts of shares of beneficial interest of their series, hereby constitutes and appoints Paul J. Weston, Donald E. Weston, Bradley E. Turner, Richard M. Wachterman, John J. Discepoli, Mark A. Frietch, C. Stephen Wesselkamper, Stephen
C. Dilbone, and Robert Zutz, and each of them, with full power of substitution or resubstitution, the attorney or attorneys to execute and file on behalf of the undersigned in his or her capacity as Officer and/or Trustee of the Trusts, the Registration Statements as aforesaid, and any and all exhibits, applications and other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he or she could do if personally present, hereby ratifying and approving the acts of said attorneys or any of them and any such substitute.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 3rd of December, 1997.


Patricia Jamieson

                      GRADISON-McDONALD CASH RESERVES TRUST
                              GRADISON GROWTH TRUST
                            GRADISON CUSTODIAN TRUST
                   GRADISON-McDONALD MUNICIPAL CUSTODIAN TRUST

                   Power of Attorney of Trustees and Officers
                   ------------------------------------------


The undersigned, Officer and/or Trustee of the above named Trusts (the "Trusts"), which have filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the provisions of the Investment Company Act of 1940, as amended, Registration Statements on Form N-1 or N-1A (which together with any and all subsequent amendments, including post-effective amendments, thereto are hereinafter called the "Registration Statements") for the principal purpose of registering the public offering by the Trusts of shares of beneficial interest of their series, hereby constitutes and appoints Paul J. Weston, Donald E. Weston, Bradley E. Turner, Richard M. Wachterman, John J. Discepoli, Mark A. Frietch, C. Stephen Wesselkamper, Stephen
C. Dilbone, and Robert Zutz, and each of them, with full power of substitution or resubstitution, the attorney or attorneys to execute and file on behalf of the undersigned in his or her capacity as Officer and/or Trustee of the Trusts, the Registration Statements as aforesaid, and any and all exhibits, applications and other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he or she could do if personally present, hereby ratifying and approving the acts of said attorneys or any of them and any such substitute.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this __ day of January, 1998.


/s/ Bradley E. Turner